Exhibit 10.1

42,000,000 Units

XOMA LTD.

UNDERWRITING AGREEMENT

February 2, 2010

LAZARD CAPITAL MARKETS LLC

30 Rockefeller Plaza

New York, New York 10020

Dear Sirs:

1. INTRODUCTION. XOMA Ltd., a Bermuda company (the “Company”), proposes to issue and sell to the Underwriter, pursuant to the terms and conditions of this Underwriting Agreement (this “Agreement”), up to an aggregate of 42,000,000 units (the “Units”) with each Unit consisting of (i) one Common Share, $0.0005 par value per share (a “Common Share”) of the Company and (ii) one warrant to purchase 0.45 of a Common Share (the “Warrant”) for an aggregate purchase price of $19,740,000. Units will not be issued or certificated. The Common Shares and Warrants are immediately separable and will be issued separately. The terms and conditions of the Warrant are set forth in the form of Exhibit A attached hereto. The Company hereby confirms that Lazard Capital Markets LLC (“LCM,” or the “Underwriter”) acted as the Underwriter in accordance with the terms and conditions hereof. The proposed offering, issuance and sale of the Units is hereby referred to as the “Offering.”

2. DELIVERY AND PAYMENT. On the basis of the representations, warranties and agreements of the Company herein contained, and subject to the terms and conditions set forth in this Agreement:

2.1 The Company agrees to issue and sell and the Underwriter agrees to purchase from the Company an aggregate of 42,000,000 Units at a purchase price of $0.47 per Unit (the “Purchase Price”).

2.2 Payment of the Purchase Price for, and delivery of, the Common Shares and Warrants contained in the Units shall be made at the time and date of closing and delivery of the documents required to be delivered to the Underwriter pursuant to Sections 4 and 6 hereof, which shall be at 10:00 A.M., New York time, on February 5, 2010 (the “Closing Date”) at the office of Cahill Gordon & Reindel LLP, 80 Pine Street, New York, New York 10005 or at such other time and date as the Underwriter and the Company determine pursuant to Rule 15c6-1(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). On the Closing Date, the Company shall deliver the Common Shares and Warrants contained in the Units, which shall be registered in the name or names and shall be in such denominations as the Underwriter may request (1) at Closing, to the Underwriter, which delivery (a) with respect to the Common Shares shall be made through the facilities of the Depository Trust Company’s

DWAC system, and (b) with respect to the Warrants shall be made by physical delivery to be received by the Underwriter no later than one (1) business day following the Closing Date.

2.3 Prior to the earlier of (i) the date on which this Agreement is terminated and (ii) the Closing Date, the Company shall not, without the prior written consent of the Underwriter, solicit or accept offers to purchase the Units or securities convertible into, or exchangeable or exercisable for Common Shares (other than pursuant to the exercise of options or warrants to purchase Common Shares that are outstanding at the date hereof) otherwise than through the Underwriter in accordance herewith.

2.4 No Units which the Company has agreed to sell pursuant to this Agreement shall be deemed to have been purchased and paid for, or sold by the Company, until the Common Shares and Warrants contained in such Units shall have been delivered to the Underwriter thereof against payment by the Underwriter. If the Company shall default in its obligations to deliver the Common Shares or Warrants contained in the Units to the Underwriter, the Company shall indemnify and hold the Underwriter harmless against any loss, claim, damage or expense arising from or as a result of such default by the Company in accordance with the procedures set forth in Section 7(c) herein.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the Underwriter that:

(a) The Company has prepared and filed in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and published rules and regulations thereunder (the “Rules and Regulations”) adopted by the Securities and Exchange Commission (the “Commission”) a “shelf” Registration Statement (as hereinafter defined) on Form S-3 (File No. 333-148342), which became effective as of May 29, 2008 (the “Effective Date”), including a base prospectus relating to the Units (the “Base Prospectus”), and such amendments and supplements thereto as may have been required to the date of this Agreement. The term “Registration Statement” as used in this Agreement means the registration statement (including all exhibits, financial schedules and all documents and information deemed to be a part of the Registration Statement pursuant to Rule 430B of the Rules and Regulations), as amended and/or supplemented to the date of this Agreement, including the Base Prospectus. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or, to the Company’s knowledge, are threatened by the Commission. The Company, if required by the Rules and Regulations of the Commission, will file the Prospectus (as defined below), with the Commission pursuant to Rule 424(b) of the Rules and Regulations. The term “Prospectus” as used in this Agreement means the Prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, or, if the Prospectus

is not to be filed with the Commission pursuant to Rule 424(b), the Prospectus in the form included as part of the Registration Statement as of the Effective Date, except that if any revised prospectus or prospectus supplement shall be provided to the Underwriter by the Company for use in connection with the offering and sale of the Units which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b) of the Rules and Regulations), the term “Prospectus” shall refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriter for such use (or in the form first made available to the Underwriter by the Company to meet requests of prospective purchasers pursuant to Rule 173 under the Securities Act) . Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 of the Rules and Regulations is hereafter called a “Preliminary Prospectus.” Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the last to occur of the Effective Date, the date of the Preliminary Prospectus, or the date of the Prospectus, and any reference herein to the terms “amend,” “amendment,” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the Effective Date, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated by reference and (ii) any such document so filed. If the Company has filed an abbreviated registration statement to register additional securities pursuant to Rule 462(b) under the Rules and Regulations (the “462(b) Registration Statement”), then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement.

(b) As of the Applicable Time (as defined below) and as of the Closing Date, neither (i) any General Use Free Writing Prospectus (as defined below) issued at or prior to the Applicable Time, and the Pricing Prospectus (as defined below) and the information included on Schedule A hereto, all considered together (collectively, the “General Disclosure Package”), (ii) any individual Limited Use Free Writing Prospectus (as defined below), nor (iii) the bona fide electronic road show (as defined in Rule 433(h)(5) of the Rules and Regulations), if any, that has been made available without restriction to any person, when considered together with the General Disclosure Package, included or will include, any untrue statement of a material fact or omitted or as of the Closing Date will omit, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any Issuer Free Writing Prospectus, in reliance upon, and in conformity with, written information furnished to the Company by the Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information (as defined in Section 16). As used in this paragraph (b) and elsewhere in this Agreement:

“Applicable Time” means 8:00 A.M., New York time, on the date of this Agreement.

“General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is identified on Schedule A to this Agreement.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Rules and Regulations relating to the Units in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) of the Rules and Regulations.

“Limited Use Free Writing Prospectuses” means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.

“Pricing Prospectus” means the Preliminary Prospectus, if any, and the Base Prospectus, each as amended and supplemented immediately prior to the Applicable Time, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof.

(c) No order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the Offering has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act has been instituted or threatened by the Commission, and each Preliminary Prospectus (if any), at the time of filing thereof, conformed in all material respects to the requirements of the Securities Act and the Rules and Regulations, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any Preliminary Prospectus, in reliance upon, and in conformity with, written information furnished to the Company by the Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information (as defined in Section 16).

(d) At the time the Registration Statement became effective, at the date of this Agreement and at the Closing Date, the Registration Statement conformed and will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus, at the time the Prospectus was issued and at the Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations and warranties in this paragraph (d) shall not apply to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon, and in conformity with, written information furnished to the Company by the Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information (as defined in Section 16).

(e) Each Issuer Free Writing Prospectus, if any, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Units or until any earlier date that the Company notified or notifies the Underwriter as described in Section 4(e), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, Pricing Prospectus or the Prospectus, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified, or includes an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon, and in conformity with, written information furnished to the Company by the Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information (as defined in Section 16).

(f) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and none of such documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(g) The Company is not an “ineligible issuer” (as defined in Rule 405 under the Securities Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Securities Act with respect to the Offering. The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the Offering other than any Preliminary Prospectus, the Prospectus and other materials, if any, permitted under the Securities Act and consistent with Section 4(b) below. The Company will file with the Commission all Issuer Free Writing Prospectuses (other than a “road show,” as described in Rule 433(d)(8) of the Rules and Regulations), if any, in the time and manner required under Rules 163(b)(2) and 433(d) of the Rules and Regulations.

(h) The Company and each of its subsidiaries (as defined in Section 14) have been duly organized or continued, as applicable, and are validly existing as corporations or other legal entities in good standing under the laws of their respective jurisdictions of organization. The Company and each of its subsidiaries are duly qualified to do business and are in good standing as foreign corporations or other legal entities in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification and have all power and authority (corporate or other) necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to so qualify or have such power or authority would not (i) have, singly or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole, or (ii) impair in any material respect the ability of the Company to perform its obligations under this Agreement or to consummate any transactions contemplated by the Agreement, the General Disclosure Package or the Prospectus (any such effect as described in clauses (i) or (ii), a “Material Adverse Effect”). The Company owns or controls, directly or indirectly, only the following corporations, partnerships, limited liability partnerships, limited liability companies, associations or other entities: (i) XOMA (Bermuda) Ltd., a Bermuda company, (ii) XOMA Ireland Limited, a Ireland company, (iii) XOMA Technology Ltd., a Bermuda company, (iv) XOMA (US) LLC, a Delaware limited liability company, (v) XOMA Limited, a United Kingdom company and (vi) XOMA Development Corporation, a Delaware corporation.

(i) The Company has the full right, power and authority to enter into this Agreement and the Warrants, and to perform and to discharge its obligations hereunder and thereunder; and this Agreement and the Warrants have been duly authorized, executed and delivered by the Company, and constitutes and will constitute valid and binding obligations of the Company enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as to the enforceability of any rights to indemnification or contribution that may be violative of the public policy underlying any law, rule or regulation (including any federal and state securities law, rule or regulation).

(j) The Common Shares to be issued and sold by the Company to the Underwriter hereunder, the Common Shares issuable upon the exercise of the Warrants (the “Warrant Shares”) have been duly and validly authorized and the Common Shares when issued and delivered against payment therefor as provided herein, and the Warrant Shares, when issued and delivered against payment therefor as provided in the Warrants, will be duly and validly issued, fully paid and nonassessable and free of any preemptive or similar rights and will conform to the description thereof contained in the General Disclosure Package and the Prospectus. The issuance and sale of the Shares are not subject to any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase such Shares pursuant to any applicable statute or contract to which the Company is a party.

(k) The Company has an authorized capitalization as described in the Pricing Prospectus, and all of the issued shares of the Company have been duly and validly authorized and issued, are fully paid and nonassessable, have been issued in compliance with federal and state securities laws, and conform in all material respects to the description thereof contained in the General Disclosure Package and the Prospectus. As of December 31, 2009, there were [            ] Common Shares issued and outstanding and 2,959 Preference Shares, par value $0.05 of the Company issued and outstanding and [            ] Common Shares were issuable upon the exercise of all options, warrants and convertible securities outstanding as of such date. Since such date, the Company has not issued any securities, other than Common Shares of the Company issued pursuant to (x) the At Market Issuance Sales Agreement (the “ATM Agreement”) between the Company and Wm Smith & Co., dated as of July 14, 2009 and (y) the exercise of share options previously outstanding under the Company’s share plans or the issuance of option or restricted Common Shares under the Company’s share plans. All of the share options, warrants and other rights to purchase or exchange any securities of the Company’s share capital have been duly authorized and validly issued, and were issued in compliance with US federal and state securities laws. None of the outstanding Common Shares was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company pursuant to any applicable statute, regulation or contract to which the Company is a party or is subject. There are no authorized or outstanding share capital, options, warrants, preemptive rights, rights of first refusal or other rights to purchase pursuant to any applicable statute, regulation or contract to which the Company is a party or is subject, or equity or debt securities convertible into or exchangeable or exercisable for, any share capital of the Company or any of its subsidiaries other than those described above or accurately described in the General Disclosure Package. The description of the Company’s share option, share bonus and other share plans or arrangements, and the share options or other rights granted thereunder, as described in the General Disclosure Package and the Prospectus, accurately and fairly present in all material respects the information required to be shown with respect to such plans, arrangements, share options and rights.

(l) All the outstanding shares of capital stock or other equity interests of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and nonassessable and, except to the extent described in the General Disclosure Package or the Prospectus, are owned by the Company directly or indirectly through one or more wholly-owned subsidiaries, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party.

(m) The execution, delivery and performance of this Agreement by the Company, the issue and sale of the Units by the Company and the consummation of the transactions contemplated hereby and thereby will not (with or without notice or lapse of time or both) (i) conflict with or result in a breach or violation of any of the terms or provisions of, constitute a default or Debt Repayment Triggering Event (as defined below) under, give rise to any right of termination or other right or the cancellation or acceleration of any right or obligation or loss of a benefit under, or give rise to the creation or imposition of any lien, encumbrance, security interest, claim or charge upon any property or assets of the Company or any subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or bye-laws (or analogous governing instruments, as applicable) of the Company or any of its subsidiaries or (iii) result in any violation of any law, statute, rule, regulation, judgment, order or decree of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; except in the case of each of clauses (i) and (iii), such as could not reasonably be expected to result in a Material Adverse Effect. A “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give the holder of any material note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

(n) Except for the registration of the Common Shares, Warrants and Warrant Shares under the Securities Act and such consents, approvals, authorizations, registrations, filings or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws (including such filings as are required to be made under applicable Bermuda laws), the Financial Industry Regulatory Authority (“FINRA”) and the NASDAQ Global Market (the “NASDAQ GM”) in connection with the offering and sale of the Units by the Company, and the listing of the Common Shares and the Warrant Shares on the NASDAQ GM, no consent, approval, authorization or order of, or filing, qualification or registration with, any court or governmental agency or body, foreign or domestic, which has not been made, obtained or taken and is not in full force and effect, is required for the execution, delivery and performance of this Agreement and the Warrants by the Company, the offer or sale of the Units or the consummation of the transactions contemplated hereby or thereby.

(o) Ernst & Young, LLP, who have audited certain financial statements and related schedules included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, and have audited the Company’s internal control over financial reporting, is an independent registered public accounting firm as required by the Securities Act and the Rules and Regulations and the Public Company Accounting Oversight Board (United States) (the “PCAOB”). Except as pre-approved in accordance with the requirements set forth in Section 10A of the Exchange Act, Ernst & Young, LLP has not been engaged by the Company to perform any “prohibited activities” (as defined in Section 10A of the Exchange Act).

(p) The financial statements, together with the related notes and schedules, included or incorporated by reference in the General Disclosure Package, the Prospectus and in the Registration Statement fairly present in all material respects the financial position, the results of operations and changes in shareholders’ equity of the Company and its consolidated subsidiaries at the respective dates or for the respective periods therein specified. Such statements and related notes and schedules have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved except as may be set forth in the related notes included or incorporated by reference in the General Disclosure Package. The financial statements, together with the related notes and schedules, included or incorporated by reference in the General Disclosure Package and the Prospectus comply in all material respects with applicable requirements of the Securities Act, the Exchange Act, and the Rules and Regulations and the rules and regulations under the Exchange Act. No other financial statements or supporting schedules or exhibits are required by the Securities Act or the Rules and Regulations to be described, or included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus. There is no pro forma or as adjusted financial information which is required to be included in the Registration Statement, the General Disclosure Package, or and the Prospectus or a document incorporated by reference therein in accordance with the Securities Act and the Rules and Regulations which has not been included or incorporated as so required.

(q) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the General Disclosure Package, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as described or contemplated in the General Disclosure Package; and, since such date, there has not been any change in the share capital or long-term debt of the Company or any of its subsidiaries or any material adverse changes, or any development involving a prospective material adverse change, in or affecting the business, assets, general affairs, management, financial position, prospects, shareholders’ equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the General Disclosure Package.

(r) Except as described in the General Disclosure Package, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) that is required to be described in the Registration Statement, the General Disclosure Package or the Prospectus or a document incorporated by reference therein and is not described therein which (i) adversely affects or challenges the legality, validity or enforceability of any of this Agreement, the Units or the Offering or (ii) could, if there were an unfavorable decision, reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been within the last five (5) years the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been within the last five (5) years and there is not pending or, to the knowledge of the Company, contemplated, any investigation by the Commission targeting the Company or any current or former director or officer of the Company. To the Company’s knowledge, the Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(s) Except as described in the General Disclosure Package, neither the Company nor any of its subsidiaries is in (i) violation of its charter or bye-laws (or analogous governing instrument, as applicable), (ii) default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) violation in any respect of any law, ordinance, governmental rule, regulation or court order, decree or judgment to which it or its property or assets is subject except, in the case of clauses (ii) and (iii) of this paragraph 0, for any violations or defaults which could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(t) The Company and each of its subsidiaries possesses all licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate local, state, federal or foreign regulatory agencies or bodies , including, without limitation, the United States Food and Drug Administration (the “FDA”) and any agency of any foreign government and any other foreign regulatory authority exercising authority comparable to that of the FDA (including any non-governmental entity whose approval or authorization is required under foreign law comparable to that administered by the FDA), which are currently necessary or desirable for the ownership of their respective properties or the conduct of their respective businesses as described in the General Disclosure Package and the Prospectus (collectively, the “Governmental Permits”), except where any failures to possess or make the same could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company and its subsidiaries are in material compliance with all such Governmental Permits; all such Governmental Permits are valid and in full force and effect, except where the validity or failure to be in full force and effect could not, singly or in the aggregate, have a Material Adverse Effect. All such Governmental Permits are free and clear of any restriction or condition that are in addition to, or materially different from those normally applicable to similar licenses, certificates, authorizations and permits. Neither the Company nor any subsidiary has received notification of any revocation or modification (or proceedings related thereto) of any such Governmental Permit and the Company has no reason to believe that any such Governmental Permit will not be renewed.

(u) As to each product subject to the jurisdiction of the FDA under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder (“FDCA”) or subject to foreign regulatory bodies that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by the Company or any of its subsidiaries (each such product, a “Pharmaceutical Product”), such Pharmaceutical Product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by the Company in material compliance with all applicable requirements under FDCA and similar laws, current rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports. Except as described in the General Disclosure Package, there is no pending, completed or, to the Company's knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or any of its subsidiaries, and none of the Company or any of its subsidiaries has received any notice, warning letter or other communication from the FDA or any foreign, state or local or other governmental entity exercising comparable authority, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Pharmaceutical Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Pharmaceutical Product, (iii) imposes a clinical hold on any clinical investigation by the Company or any of its subsidiaries that has not been subsequently withdrawn, (iv) enjoins production at any facility of the Company or any of its subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company or any of its subsidiaries, or (vi) otherwise alleges any violation of any laws, rules or regulations by the Company or any of its subsidiaries, and which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. The properties, business and operations of the Company are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA or any similar domestic or foreign regulatory body. Except as described in the General Disclosure Package, the Company has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by the Company. The studies, tests and preclinical and clinical trials conducted by or on behalf of the Company that are described in the General Disclosure Package or the Prospectus were and, if still pending, are being, conducted, to the Company’s knowledge, in all material respects in accordance with experimental protocols, procedures and controls pursuant to, where applicable, accepted professional and scientific standards for products or product candidates comparable to those being developed by the Company; and the drug substances used in the clinical trials have been manufactured under current Good Manufacturing Practices. The Company uses commercially reasonable efforts to review, from time to time, the progress and results of the preclinical studies and clinical trials and, based upon (i) the information provided to the Company by the third parties conducting such preclinical studies and clinical trials that are described in the General Disclosure Package and the Prospectus and the Company's review of such information, and (ii) the Company’s knowledge, the descriptions of the results of such preclinical studies and clinical trials are accurate and complete in all material respects.

(v) The Company has made available to counsel to the Underwriter, FDA correspondence logs, and such logs contain complete and accurate descriptions, in all material respects, of all material correspondence between the Company on the one hand and the FDA on the other hand, relating to the clinical trials of the Company’s product candidates under development being conducted under any Company-sponsored INDs.

(w) Neither the Company nor any of its subsidiaries is or, after giving effect to the offering of the Units and the application of the proceeds thereof as described in the General Disclosure Package and the Prospectus, will become an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(x) Neither the Company, its subsidiaries nor, to the Company’s knowledge, any of the Company’s or its subsidiaries’ officers, directors or affiliates has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which could in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

(y) The Company and each of its subsidiaries owns or possesses the right to use all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, software, databases, know-how, Internet domain names, trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, and other intellectual property (collectively, “Intellectual Property”) currently necessary to carry on their respective businesses as currently conducted, and as proposed to be conducted as described in the General Disclosure Package and the Prospectus, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and its subsidiaries with respect to the foregoing except for those that could not reasonably be expected to have a Material Adverse Effect. The Intellectual Property licenses described in the General Disclosure Package and the Prospectus are valid, binding upon, and enforceable by or against the Company in accordance with their terms. The Company and each of its subsidiaries has complied in all material respects with, and is not in material breach nor has received any asserted or threatened claim of breach of, any Intellectual Property license, and the Company has no knowledge of any material breach or anticipated breach by any other person to any Intellectual Property license. No claim has been made or is pending against the Company or any of its subsidiaries alleging the infringement by the Company or any of its subsidiaries of any patent, trademark, service mark, trade name, copyright, trade secret, license in or other intellectual property right or franchise right of any person. The Company and each of its subsidiaries has taken all commercially reasonable steps to protect, maintain and safeguard its rights in all Intellectual Property, including the execution of appropriate nondisclosure and confidentiality agreements. The consummation of the transactions contemplated by this Agreement will not result in the loss or impairment of or payment of any additional amounts with respect to, nor require the consent of any other person in respect of, the Company’s or any of its subsidiaries’ right to own, use, or hold for use any of the

Intellectual Property as owned, used or held for use in the conduct of the businesses as currently conducted. The Company and each of its subsidiaries has at all times complied in all material respects with all applicable laws relating to privacy, data protection, and the collection and use of personal information collected, used, or held for use by the Company and any of its subsidiaries in the conduct of the Company’s and its subsidiaries businesses. No claims have been asserted or threatened and are pending against the Company or any of its subsidiaries alleging a violation of any person’s privacy or personal information or data rights, and the consummation of the transactions contemplated hereby will not breach or otherwise cause any violation of any applicable law related to privacy, data protection, or the collection and use of personal information collected, used, or held for use by the Company or any of its subsidiaries in the conduct of the Company’s or any of its subsidiaries’ businesses. The Company and each of its subsidiaries takes all commercially reasonable measures to ensure that such information is protected against unauthorized access, use, modification, or other misuse.

(z) The Company and each of its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real or personal property which are material to the business of the Company and its subsidiaries taken as a whole, in each case free and clear of all liens, encumbrances, security interests, claims and defects that could not, singly or in the aggregate, reasonably be expected to materially affect the value of such property and do not materially interfere with the use made of such property by the Company or any of its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the General Disclosure Package and the Prospectus, are in full force and effect, and neither the Company nor any subsidiary has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

(aa) No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its subsidiaries is a party to a collective bargaining agreement. Except as would not reasonably be expected to result in a Material Adverse Effect, (i) no executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and (ii) the continued employment of each such executive officer could not reasonably be expected to subject the Company or any of its subsidiaries to any liability with respect to any of the foregoing matters. The Company and its subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company is not aware that any key employee or significant group of employees of the Company or any subsidiary plans to terminate employment with the Company or any such subsidiary, other than retirement in the ordinary course.

(bb) No “prohibited transaction” (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)) or “accumulated funding deficiency” (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the thirty (30)-day notice requirement under Section 4043 of ERISA has been waived) or could reasonably be expected to occur with respect to any employee benefit plan of the Company or any of its subsidiaries which could, singly or in the aggregate, have a Material Adverse Effect. Except as would not reasonably be expected to result in a Material Adverse Effect, (i) each employee benefit plan of the Company or any of its subsidiaries is in compliance in all material respects with applicable law, including ERISA and the Code and (ii) the Company and its subsidiaries have not incurred and could not reasonably be expected to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan (as defined in ERISA). Each pension plan for which the Company or any of its subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service, and nothing has occurred, whether by action or by failure to act, which could, singly or in the aggregate, reasonably be expected to cause the loss of such qualification.

(cc) The Company and its subsidiaries are in compliance with all foreign, federal, state and local rules, laws and regulations, including the common law governmental permits, orders, judgments or decrees relating to pollution or the protection of the environment and human health (to the extent relating to exposure to Hazardous Materials (as defined below)) the use, treatment, storage and disposal of Hazardous Materials which are applicable to their businesses (“Environmental Laws”), except where the failure to comply would not, singly or in the aggregate, have a Material Adverse Effect. There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any Hazardous Materials by, or caused by the Company or any of its subsidiaries (or, to the Company’s knowledge, any other entity for whose acts or omissions the Company or any of its subsidiaries is or, may otherwise be liable) upon any of the property now or previously owned or leased by the Company or any of its subsidiaries, or, to the Company’s knowledge, upon any other property, in violation of any Environmental Law or which could reasonably be expected to give rise to any liability under any Environmental Law, except for any violation or liability which would not, singly or in the aggregate with all such violations and liabilities, have a Material Adverse Effect; and there has been no disposal, discharge, emission or other release of any Hazardous Materials onto such property or into the environment surrounding such property with respect to which the Company has knowledge which could reasonably be expected to result in liability under any Environmental Law, except for any such disposal, discharge, emission, or other release of any kind which would not, singly or in the aggregate with all such discharges and other releases, have a Material Adverse Effect. For purposes of this Agreement, “Hazardous Materials” means any chemical substance or waste regulated under any Environmental Law or which can give rise to liability under Environmental Laws.

In the ordinary course of business, the Company and its subsidiaries conduct periodic reviews of the effect of Environmental Laws on their businesses and assets, in the course of which they seek to identify and evaluate any associated costs and liabilities (including, without limitation, any capital or operating expenditures required under applicable Environmental Laws for clean-up of Hazardous Materials, closure of properties or compliance with Environmental Laws or Governmental Permits issued thereunder and any potential liabilities to third parties). On the basis of such reviews, the Company and its subsidiaries have reasonably concluded that any such associated costs and liabilities would not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

(dd) The Company and its subsidiaries, each (i) has timely filed all necessary federal, state, local and foreign tax returns and all such returns were correct and complete; and (ii) has paid all federal, state, local and foreign taxes, assessments, government or other charges that are due and payable for which it is liable, including, without limitation, all sales and use taxes and all taxes which the Company or any of its subsidiaries is obligated to withhold from amounts owing to employees, creditors and third parties, and (iii) does not have any tax deficiency or claims outstanding or assessed or, to the best of its knowledge, proposed against any of them, except (a) with respect to each of clauses (i), (ii) and (iii) of this paragraph (dd), as would not, singly or in the aggregate, have a Material Adverse Effect or (b) for the payment of any taxes, assessments, governmental or other charges that are being contested in good faith by appropriate proceedings and for which the Company has established adequate reserves in accordance with GAAP. The Company is not a party to any “listed transaction” within the meaning of section 6707A of the Code or section 1.6011-4 of the Treasury Regulations. Except as would not, singly or in the aggregate, have a Material Adverse Effect, the accruals and reserves on the books and records of the Company and its subsidiaries in respect of tax liabilities for any taxable period not yet finally determined are adequate to meet any assessments and related liabilities for any such period, and since December 31, 2008 the Company and its subsidiaries each has not incurred any liability for taxes other than in the ordinary course of business consistent with past custom and practice.

(ee) The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(ff) The Company and its subsidiaries each maintains a system of internal accounting and other controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the General Disclosure Package, since the end of the Company’s most recent audited fiscal year, there has been (A) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (B) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(gg) The minute books of the Company and each of its subsidiaries that would be a “significant subsidiary” within the meaning of Rule 1-02(w) of Regulation S-X under the Exchange Act (such a significant subsidiary of the Company, a “Significant Subsidiary”) have been made available to the counsel for the Underwriter, and except for recent meetings as to which drafts minutes have been provided to counsel for the Underwriter such books (i) contain a complete summary of all meetings and actions of the board of directors (including each board committee) and shareholders of the Company (or analogous governing bodies and interest holders, as applicable), and each of its Significant Subsidiaries since the time of its respective incorporation or organization through the date of the latest meeting and action, and (ii) accurately in all material respects reflect all transactions referred to in such minutes.

(hh) There is no franchise, lease, contract, agreement or document required by the Securities Act or by the Rules and Regulations to be described in the General Disclosure Package and in the Prospectus or a document incorporated by reference therein or to be filed as an exhibit to the Registration Statement or a document incorporated by reference therein which is not described or filed therein as required; and all descriptions of any such franchises, leases, contracts, agreements or documents contained in the Registration Statement or in a document incorporated by reference therein are accurate and complete descriptions of such documents in all material respects. Other than as described in the General Disclosure Package, no such franchise, lease, contract or agreement has been suspended or terminated for convenience or default by the Company or any of its subsidiaries or any of the other parties thereto, and neither the Company nor any of its subsidiaries has received notice nor does the Company have any other knowledge of any such pending or threatened suspension or termination, except for such pending or threatened suspensions or terminations that would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ii) No relationship, direct or indirect, exists between or among the Company and any of its subsidiaries on the one hand, and the directors, officers, shareholders (or analogous interest holders), customers or suppliers of the Company or any of its subsidiaries or any of their affiliates on the other hand, which is required to be described in the General Disclosure Package and the Prospectus or a document incorporated by reference therein and which is not so described.

(jj) Except as described in the General Disclosure Package, there are no persons with registration rights or similar rights to have any securities registered or to include such securities with the securities included in the Units registered by the Company or any of its subsidiaries under the Securities Act.

(kk) Neither the Company nor any of its subsidiaries owns any “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of the sale of the Units will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the securities included in the Units to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.

(ll) Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than the Underwriter pursuant to this Agreement) that would give rise to a valid claim against the Company or the Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of any of the securities included in the Units or any transaction contemplated by this Agreement, the Registration Statement, the General Disclosure Package or the Prospectus.

(mm) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in either the General Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(nn) The Company is subject to and in compliance in all material respects with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act. The Common Shares are registered pursuant to Section 12(b) of the Exchange Act and are listed on the NASDAQ GM and the Company has taken no action designed to, or reasonably likely to have the effect of, terminating the registration of the Common Shares under the Exchange Act or delisting the Common Shares from the NASDAQ GM, nor, except as described in the General Disclosure Package, has the Company received any notification that the Commission, FINRA or the NASDAQ Stock Market LLC is currently contemplating terminating such registration or listing. No consent, approval, authorization or order of, or filing, notification or registration with, the NASDAQ GM is required for the listing and trading of the Common Shares on the NASDAQ GM, except for (i) a Notification Form: Listing of Additional Shares; and (ii) a Notification Form: Change in the Number of Shares Outstanding.

(oo) The Company is in material compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002 and all applicable rules and regulations promulgated thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”).

(pp) The Company is in material compliance with all applicable corporate governance requirements set forth in the NASDAQ Marketplace Rules that are currently in effect.

(qq) Any statistical and market related data included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and such data agree with the sources from which they are derived.

(rr) Neither the Company nor any of its subsidiaries nor, to the best of the Company’s knowledge, any employee or agent of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state, local or foreign office in violation of any law (including the Foreign Corrupt Practices Act of 1977, as amended) or of the character required to be disclosed in the Registration Statement, the General Disclosure Package or the Prospectus or a document incorporated by reference therein.

(ss) There are no transactions, arrangements or other relationships between and/or among the Company, any of its affiliates (as such term is defined in Rule 405 of the Securities Act) and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company’s or any of its subsidiaries’ liquidity or the availability of or requirements for their capital resources required to be described in the General Disclosure Package and the Prospectus or a document incorporated by reference therein which have not been described as required.

(tt) Neither the Company nor any subsidiary nor any of their affiliates (within the meaning of FINRA’s NASD Conduct Rule 2720(f)(1)) directly or indirectly controls, is controlled by, or is under common control with, or is an associated person (within the meaning of Article I, Section 1(ee) of the Bye-laws of FINRA) of, any member firm of FINRA.

(uu) The Company satisfies the pre-1992 eligibility requirements for the use of a registration statement on Form S-3 in connection with the Offering contemplated thereby (the pre-1992 eligibility requirements for the use of the registration statement on Form S-3 include (i) having a non-affiliate, public common equity float of at least $150 million or a non-affiliate, public common equity float of at least $100 million and annual trading volume of at least three million shares and (ii) having been subject to the Exchange Act reporting requirements for a period of 36 months).

(vv) As of the date of this Agreement and as of the Closing Date the Company has not been notified by the NASDAQ GM that approval of the shareholders of the

Company under the rules and regulations of NASDAQ (including Rule 5635 of the Nasdaq Global Marketplace Rules) is or will be required for the Company to issue and deliver the securities included in the Units.

(ww) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending, or to the knowledge of the Company, threatened.

(xx) Neither the Company nor any of its subsidiaries nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(yy) At the time the Registration Statement was filed or, if later, the time of any deemed post-effective amendment for purposes of updating the Registration Statement under section 10(a)(3) of the Securities Act, the Company satisfied the requirements for the use of a registration statement on Form S-3.

(zz) The Company has entered into legal, valid and binding agreements (the “Warrant Amendment Agreements”) with each of the holders of the warrants issued by the Company in May 2009 (the “May 2009 Warrants”) and June 2009 (the “June 2009 Warrants”, and together with the May 2009 Warrants, the “2009 Warrants”), which were exercisable for up to 5,882,353 common shares and up to 5,217,391 common shares, respectively, pursuant to which, on or prior to the Closing Date, the 2009 Warrants will be amended and restated to provide that Section 2 of each of the 2009 Warrants shall be deleted in its entirety, except in each case for Section 2(b) (titled “Adjustment upon Subdivision or Combination of shares of Common Stock”), in exchange for which the exercise price of the May 2009 Warrants shall be reduced from $1.02 per common share to $.001 per common share and the holders of the June 2009 Warrants shall be paid an amount not exceeding $4.5 million in the aggregate.

Any certificate signed by or on behalf of the Company and delivered to the Underwriter or to counsel for the Underwriter on the Closing Date of the Offering contemplated hereby shall be deemed to be a representation and warranty by the Company to the Underwriter as to the matters covered thereby as of the date thereof.

4. FURTHER AGREEMENTS OF THE COMPANY. The Company agrees with the Underwriter:

(a) To prepare the Rule 462(b) Registration Statement, if necessary, in a form approved by the Underwriter and file such Rule 462(b) Registration Statement with the Commission on the date hereof; to prepare the Prospectus in a form approved by the Underwriter containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rules 430A, 430B and 430C of the Rules and Regulations and to file such Prospectus pursuant to Rule 424(b) of the Rules and Regulations not later than the second (2nd) business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A of the Rules and Regulations; to notify the Underwriter promptly of the Company’s intention to file or prepare any supplement or amendment to the Registration Statement or to the Prospectus and to make no amendment or supplement to the Registration Statement, the General Disclosure Package or to the Prospectus to which the Underwriter shall reasonably object by notice to the Company after a reasonable period to review; to advise the Underwriter, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the General Disclosure Package or the Prospectus or any amended Prospectus has been filed and to furnish the Underwriter copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) of the Rules and Regulations; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations) is required in connection with the offering or sale of the Units; to advise the Underwriter, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, the General Disclosure Package or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus or suspending any such qualification, and promptly to use its reasonable best efforts to obtain the withdrawal of such order.

(b) The Company represents and agrees that, it has not made, and unless it obtains the prior consent of the Underwriter, it will not, make any offer relating to the Units that would constitute a “free writing prospectus” as defined in Rule 405 of the Rules and Regulations (each, a “Permitted Free Writing Prospectus”); provided that the prior written consent of the Underwriter hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectus(es) included in Schedule A hereto. The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, comply with the requirements of Rules 164 and 433 of the Rules and Regulations applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and will not take any action that would result in the Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) of the Rules and Regulations a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

(c) If at any time when a Prospectus relating to the Units is required to be delivered under the Securities Act, any event occurs or condition exists as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or the Registration Statement, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or if for any other reason it is necessary at any time to amend or supplement any Registration Statement or the Prospectus to comply with the Securities Act or the Exchange Act, the Company will promptly notify the Underwriter, and upon the Underwriter’s request, the Company will promptly prepare and file with the Commission, at the Company’s expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance and will deliver to the Underwriter, without charge, such number of copies thereof as the Underwriter may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the Underwriter.

(d) If the General Disclosure Package is being used to solicit offers to buy the Units at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriter, it becomes necessary to amend or supplement the General Disclosure Package in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or to make the statements therein not conflict with the information contained or incorporated by reference in the Registration Statement then on file and not superseded or modified, or if it is necessary at any time to amend or supplement the General Disclosure Package to comply with any law, the Company promptly will either (i) prepare, file with the Commission (if required) and furnish to the Underwriter and any dealers an appropriate amendment or supplement to the General Disclosure Package or (ii) prepare and file with the Commission an appropriate filing under the Exchange Act which shall be incorporated by reference in the General Disclosure Package so that the General Disclosure Package as so amended or supplemented will not, in the light of the circumstances under which they were made, be misleading or conflict with the Registration Statement then on file, or so that the General Disclosure Package will comply with law.

(e) If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free

Writing Prospectus conflicted or will conflict with the information contained in the Registration Statement, Pricing Prospectus or Prospectus, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof and not superseded or modified or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company has promptly notified or will promptly notify the Underwriter so that any use of the Issuer Free Writing Prospectus may cease until it is amended or supplemented and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon, and in conformity with, written information furnished to the Company by the Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information (as defined in Section 16).

(f) To the extent not available on the Commission’s Next-Generation EDGAR System or any successor system, to furnish promptly to the Underwriter and to counsel for the Underwriter a signed copy of the Registration Statement as originally filed with the Commission, and of each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

(g) To the extent not available on the Commission’s Next-Generation EDGAR System or any successor system, to deliver promptly to the Underwriter in New York City such number of the following documents as the Underwriter shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission (in each case excluding exhibits), (ii) each Preliminary Prospectus (if any), (iii) any Issuer Free Writing Prospectus, (iv) the Prospectus (the delivery of the documents referred to in clauses (i), (ii), (iii) and (iv) of this paragraph (g) to be made not later than 10:00 A.M., New York time, on the business day following the execution and delivery of this Agreement), (v) conformed copies of any amendment to the Registration Statement (excluding exhibits), (vi) any amendment or supplement to the General Disclosure Package or the Prospectus (the delivery of the documents referred to in clauses (v) and (vi) of this paragraph (g) to be made not later than 10:00 A.M., New York City time, on the business day following the date of such amendment or supplement) and (vii) any document incorporated by reference in the General Disclosure Package or the Prospectus (excluding exhibits thereto) (the delivery of the documents referred to in clause (vi) of this paragraph (g) to be made not later than 10:00 A.M., New York City time, on the business day following the date of such document).

(h) To make generally available to its shareholders as soon as practicable, but in any event not later than eighteen (18) months after the effective date of each Registration Statement (as defined in Rule 158(c) of the Rules and Regulations), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations

(including, at the option of the Company, Rule 158); and to furnish to its shareholders after the end of each fiscal year an annual report (including a balance sheet and statements of operations, changes in shareholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and after each of the first three fiscal quarters of each fiscal year (beginning with the first fiscal quarter after the effective date of such Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail.

(i) To take promptly from time to time such actions as the Underwriter may reasonably request to qualify the Units and any securities included in the Units, as the case may be, for offering and sale under the securities or Blue Sky laws of such jurisdictions (domestic or foreign) as the Underwriter may designate and to continue such qualifications in effect, and to comply with such laws, for so long as required to permit the offer and sale of Units and any securities included in the Units in such jurisdictions; provided that the Company and its subsidiaries shall not be obligated to qualify as foreign corporations in any jurisdiction in which they are not so qualified or to file a general consent to service of process in any jurisdiction.

(j) During the period of five (5) years from the date hereof, to the extent not available on the Commission’s Next-Generation EDGAR System or any successor system, to deliver to the Underwriter, (i) upon request, copies of all reports or other communications furnished generally to shareholders, and (ii) upon request, copies of any reports and financial statements furnished or filed with the Commission or any national securities exchange or automatic quotation system on which the Common Shares are listed or quoted.

(k) That the Company will not, for a period of ninety (90) days from the date of the Prospectus, (the “Lock-Up Period”) without the prior written consent of LCM, directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, other than (i) the Company’s sale of the Common Shares and Warrants included in the Units hereunder, (ii) the issuance of restricted Common Shares or options to acquire Common Shares pursuant to the Company’s employee benefit plans, qualified share option plans or other employee compensation plans as such plans are in existence on the date hereof and described in the Prospectus, (iii) the issuance of Common Shares pursuant to the valid exercises of options, warrants or rights outstanding on the date hereof or under the Company’s currently existing and authorized employee share purchase plan, (iv) Common Shares or securities convertible into or exercisable or exchangeable for Common Shares issued or sold in connection with any corporate strategic development or similar transaction, and (v) Common Shares or securities convertible into Common Shares issued or sold in connection with any merger, amalgamation or acquisition transaction approved by the Company’s board of directors; however, in the cases of (iv) and (v), not to exceed an aggregate of five percent (5%) of the Company’s outstanding Common Shares. The Company will cause each executive officer and director listed in Schedule B to furnish to the Underwriter, prior to the Closing Date, a letter, substantially in the form of Exhibit B hereto. The Company also agrees that during such period, the Company will not file any registration statement, preliminary prospectus or prospectus, or any amendment or supplement thereto, under the Securities Act for any such transaction or which registers, or offers for sale, Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, except for a registration statement on Form S-8 relating to employee benefit plans. The Company hereby agrees that (i) if it issues an earnings release or material news, or if a material event relating to the Company occurs, during the last seventeen (17) days of the Lock-Up Period, or (ii) if prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16)-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this paragraph (k) or the letter shall continue to apply until the expiration of the eighteen (18)-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

(l) To supply the Underwriter with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the securities included in the Units under the Securities Act or the Registration Statement, any Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto or document incorporated by reference therein.

(m) Prior to the Closing Date to furnish to the Underwriter, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statement and the Prospectus.

(n) Prior to the Closing Date not to issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Underwriter is notified), without the prior written consent of the Underwriter (which consent shall not be unreasonably withheld), unless in the judgment of the Company and its counsel, and after notification to the Underwriter, such press release or communication is required by law or applicable stock exchange rules.

(o) Until the Underwriter shall have notified the Company of the completion of the offering of the Units, that the Company will not, and will cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Units, or attempt to induce any person to purchase any Units; and not to, and to cause its affiliated purchasers not to, make bids or purchases for the purpose of creating actual, or apparent, active trading in or of raising the price of the Units.

(p) Not to take any action prior to the Closing Date, which would require the Prospectus to be amended or supplemented pursuant to Section 4.

(q) To at all times comply in all material respects with all applicable provisions of the Sarbanes-Oxley Act in effect from time to time.

(r) To apply the net proceeds from the sale of the Units as described in the Registration Statement, the General Disclosure Package and the Prospectus under the heading “Use of Proceeds.”

(s) To use its reasonable best efforts to list, subject to notice of issuance, effect and maintain the quotation and listing of the Common Shares on the NASDAQ GM.

(t) To use its reasonable best efforts to assist the Underwriter with any filings with FINRA and obtaining clearance from FINRA as to the amount of compensation allowable or payable to the Underwriter.

(u) To use its reasonable best efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the Closing Date and to satisfy all conditions precedent to the delivery of the securities included in the Units.

5. PAYMENT OF EXPENSES. The Company agrees to pay, or reimburse if paid by the Underwriter, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated: (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the securities included in the Units to the Underwriter and any taxes payable in that connection; (b) the costs incident to the registration of the securities included in the Units under the Securities Act; (c) the costs incident to the preparation, printing and distribution of the Registration Statement, the Base Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package, the Prospectus, any amendments, supplements and exhibits thereto or any document incorporated by reference therein and the costs of printing, reproducing and distributing any transaction document by mail, telex or other means of communications; (d) the fees and expenses (including related fees and expenses of counsel for the Underwriter) incurred in connection with securing any required review by FINRA of the terms of the sale of the Units and any filings made with FINRA; (e) any applicable listing, quotation or other fees of the NASDAQ GM; (f) the fees and expenses (including related reasonable fees and expenses of counsel to the Underwriter) of qualifying the securities included in the Units under the securities laws of the several jurisdictions as provided in Section 4(i) and of preparing, printing and distributing wrappers, “Blue Sky Memoranda” and “Legal Investment Surveys”; (g) the cost of preparing and printing stock certificates; (h) all fees and expenses of the registrar and transfer agent of the Common Shares; (i) the fees, disbursements and expenses of counsel to the Underwriter, not to exceed $85,000 (inclusive of expenses of Underwriter’s personnel in connection with any “road show” set forth in Section 5(j)); and (j) all other costs and expenses of the Company incident to the offering of the Units or the performance of the obligations of the Company under this Agreement (including, without limitation, the fees and expenses of the Company’s counsel and the Company’s independent accountants and the travel and other reasonable and documented expenses incurred by the Company’s and Underwriter’s personnel in connection with any “road show” including, without limitation, any such expenses advanced by the Underwriter on the Company’s behalf (which will be promptly reimbursed)).

6. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITER, AND THE SALE OF THE UNITS. The obligations of the Underwriter hereunder, and the closing of the sale of the Units, are subject to the accuracy, when made and as of the Applicable Time and on the Closing Date, of the representations and warranties of the Company contained herein, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

(a) No stop order suspending the effectiveness of the Registration Statement or any part thereof, preventing or suspending the use of any Base Prospectus, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus or any part thereof shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Securities Act shall have been initiated or threatened by the Commission, and all requests for additional information on the part of the Commission (to be included or incorporated by reference in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Underwriter; the Rule 462(b) Registration Statement, if any, each Issuer Free Writing Prospectus, if any, and the Prospectus shall have been filed with the Commission within the applicable time period prescribed for such filing by, and in compliance with, the Rules and Regulations and in accordance with Section 4(a), and the Rule 462(b) Registration Statement, if any, shall have become effective immediately upon its filing with the Commission; and FINRA shall have raised no objection to the fairness and reasonableness of the terms of this Agreement or the transactions contemplated hereby.

(b) The Underwriter shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Underwriter, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the General Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of such counsel, is material or omits to state any fact which, in the opinion of such counsel, is material and is necessary in order to make the statements, in the light of the circumstances in which they were made, not misleading.

(c) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of this Agreement, the Units and the securities included therein, the Registration Statement, the General Disclosure Package, each Issuer Free Writing Prospectus, if any, and the Prospectus and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriter, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d) Cahill Gordon & Reindel LLP shall have furnished to the Underwriter such counsel’s written opinion and negative assurances statement, as counsel to the Company, addressed to the Underwriter and dated the Closing Date, in form and substance reasonably satisfactory to the Underwriter.

(e) Christopher Margolin, General Counsel to the Company, shall have furnished to the Underwriter such counsel’s written opinion and negative assurances statement, as counsel to the Company, addressed to the Underwriter and dated the Closing Date, in form and substance reasonably satisfactory to the Underwriter.

(f) Conyers Dill & Pearman, the Company’s Bermuda counsel, shall have furnished to the Underwriter such counsel’s written opinion, as counsel to the Company, addressed to the Underwriter and dated the Closing Date, in form and substance reasonably satisfactory to the Underwriter.

(g) K&L Gates LLP, the Company’s Intellectual Property counsel shall have furnished to the Underwriter, such counsel’s written opinion, with respect to intellectual property matters, addressed to the Underwriter dated the Closing Date, in form and substance reasonably satisfactory to the Underwriter.

(h) The Underwriter shall have received from Proskauer Rose LLP, counsel for the Underwriter, such opinion or opinions and negative assurances statement, dated the Closing Date, with respect to such matters as the Underwriter may reasonably require, and the Company shall have furnished to such counsel such documents as they request for enabling them to pass upon such matters.

(i) The Underwriter shall have received from Appleby, Bermuda counsel to the Underwriter, such opinion or opinions, dated the Closing Date, with respect to such matters as the Underwriter may reasonably require, and the Company shall have furnished to such counsel such documents as they request for enabling them to pass upon such matters.

(j) At the time of the execution of this Agreement, the Underwriter shall have received from Ernst & Young LLP a letter, addressed to the Underwriter, executed and dated such date, in form and substance satisfactory to the Underwriter (i) confirming that they are an independent registered accounting firm with respect to the Company and its subsidiaries within the meaning of the Securities Act and the Rules and Regulations and PCAOB and (ii) stating the conclusions and findings of such firm, of the type ordinarily included in accountants’ “comfort letters” to underwriters, with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus.

(k) On the effective date of any post-effective amendment to any Registration Statement and on the Closing Date, the Underwriter shall have received a letter (the “Bring-Down Letter”) from Ernst & Young LLP addressed to the Underwriter and dated the Closing Date confirming, as of the date of the Bring-Down Letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the General Disclosure Package and the Prospectus, as the case may be, as of a date not more than three (3) business days prior to the date of the Bring-Down Letter), the conclusions and findings of such firm, of the type ordinarily included in accountants’ “comfort letters” to underwriters, with respect to the financial information and other matters covered by its letter delivered to the Underwriter concurrently with the execution of this Agreement pursuant to paragraph (j) of this Section 6.

(l) The Company shall have furnished to the Underwriter a certificate, dated the Closing Date, of its Chairman of the Board, Chief Executive Officer or its President and its Chief Financial Officer or a Vice President of Finance, each in his capacity as an officer of the Company, stating that (i) such officers have carefully examined the Registration Statement, the General Disclosure Package, any Permitted Free Writing Prospectus and the Prospectus and, in their opinion, the Registration Statement and each amendment thereto, at the Applicable Time and as of the date of this Agreement and as of the Closing Date did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the General Disclosure Package, as of the Applicable Time and as of the Closing Date, any Permitted Free Writing Prospectus as of its date and as of the Closing Date, the Prospectus and each amendment or supplement thereto, as of the respective date thereof and as of the Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading, (ii) since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement, the General Disclosure Package or the Prospectus that has not been so set forth therein, (iii) to the best of their knowledge after reasonable investigation, as of the Closing Date, the representations and warranties of the Company in this Agreement are true and correct in all material respects (except where such representations and warranties are subject to materiality, then such representations and warranties shall be true and correct in all respects), and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and (iv) there has not been, subsequent to the date of the most recent audited financial statements included or incorporated by reference in the General Disclosure Package, any material adverse change in the financial position or results of operations of the Company and its subsidiaries or any change or development that, singly or in the aggregate, would involve a material adverse change or a prospective material adverse change, in or affecting the condition (financial or otherwise), results of operations, business, assets or prospects of the Company and its subsidiaries taken as a whole, except as described in the Prospectus.

(m) Since the date of the latest audited financial statements included in the General Disclosure Package or incorporated by reference in the General Disclosure Package as of the date hereof, (i) neither the Company nor any of its subsidiaries shall have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as described in the General Disclosure Package, and (ii) there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries otherwise than as described in the General Disclosure Package, the effect of which, in any such case described in clause (i) or (ii) of this paragraph (m), is, in the judgment of the Underwriter, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the securities included in the Units on the terms and in the manner contemplated in the General Disclosure Package.

(n) No action shall have been taken and no law, statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would prevent the issuance or sale of the Units or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company or its subsidiaries; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued which would prevent the issuance or sale of the Units or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company or its subsidiaries.

(o) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, NASDAQ GM or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited, or minimum or maximum prices or maximum range for prices shall have been established on any such exchange or such market by the Commission, by such exchange or market or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities, or the subject of an act of terrorism, or there shall have been an outbreak of or escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Underwriter, impracticable or inadvisable to proceed with the sale or delivery of the securities included in the Units on the terms and in the manner contemplated in the General Disclosure Package and the Prospectus.

(p) The Company shall have filed a Notification: Listing of Additional Shares with the NASDAQ GM and shall have received no objection thereto from the NASDAQ GM.

(q) The Underwriter shall have received the written agreements, substantially in the form of Exhibit B hereto, of the executive officers and directors of the Company listed in Schedule B to this Agreement.

(r) The Company shall have caused the Common Shares to be delivered in accordance with the instructions set forth in Section 2.2 of this Agreement, and the Company shall have confirmed that the Warrants will be delivered in accordance with Section 2.2 of this Agreement.

(s) The transactions contemplated by the Warrant Amendment Agreements (as in effect on the date hereof) shall have been completed and the 2009 Warrants shall have been amended in accordance therewith.

(t) Prior to the Closing Date, the Company shall have furnished to the Underwriter such further information, opinions, certificates (including a Secretary’s Certificate), letters or such other documents as the Underwriter shall have reasonably requested with respect to the good standing of the Company, opinions, comfort letters, certificates, letters, documents, the due authorization and issuance of the Units, to be sold on such Closing Date, and other matters related to the issuance of such securities.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriter.

7. INDEMNIFICATION AND CONTRIBUTION.

(a) The Company shall indemnify and hold harmless the Underwriter, its affiliates and each of its and their respective directors, officers, members, employees, representatives and agents (including, without limitation Lazard Frères & Co. LLC, (which will provide services to the Underwriter) and its affiliates, and each of its and their respective directors, officers, members, employees, representatives and agents and each person, if any, who controls Lazard Frères & Co. LLC within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act of or Section 20 of the Exchange Act (collectively, the “Underwriter Indemnified Parties,” and each a “Underwriter Indemnified Party”) against any loss, claim, damage, expense or liability whatsoever (or any action, investigation or proceeding in respect thereof), joint or several, to which such Underwriter Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto or document incorporated by reference therein, or (B) the omission or alleged omission to state in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto or document incorporated by reference therein, a material fact required to be stated therein or necessary to make the statements therein (with respect to any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” or the Prospectus, in light of the circumstances under which they were made) not misleading or (C) any breach of the representations and warranties of the Company contained herein or the failure of the Company to perform its obligations hereunder or pursuant to any law, and shall reimburse the Underwriter Indemnified Party for any legal fees or other expenses reasonably incurred by that Underwriter Indemnified Party in connection with investigating, or preparing to defend, or defending against, or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding, as such fees and expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon an untrue statement or alleged untrue statement in, or omission or alleged omission from any Preliminary Prospectus, any Registration Statement or the Prospectus, or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for use therein, which information the parties hereto agree is limited to the Underwriter’s Information (as defined in Section 16). This indemnity agreement is not exclusive and will be in addition to any liability which the Company might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Underwriter Indemnified Party.

(b) The Underwriter shall indemnify and hold harmless the Company and its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the “Company Indemnified Parties,” and each a “Company Indemnified Party”) against any loss, claim, damage, expense or liability whatsoever (or any action, investigation or proceeding in respect thereof), joint or several, to which such Company Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for use therein, which information the parties hereto agree is limited to the Underwriter’s Information as defined in Section 16, and shall reimburse the Company Indemnified Party for any legal or other expenses reasonably incurred by such party in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability, action, investigation or proceeding, as such fees and expenses are incurred. Notwithstanding the provisions of this Section 7(b), in no event shall any indemnity by the Underwriter under this Section 7(b) exceed the total discount and commission received by the Underwriter in connection with the Offering.

(c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 7, notify such indemnifying party in writing of the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense of such action with counsel reasonably satisfactory to the indemnified party (which counsel shall not, except with the written consent of the indemnified party, be counsel to the indemnifying party). After notice from the indemnifying party to the indemnified party of its election to assume the defense of such action, except as provided herein, the indemnifying party shall not be liable to the indemnified party under Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense of such action other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense of such action but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized in writing by the Company in the case of a claim for indemnification under Section 7(a) or Section 2.4 or LCM in the case of a claim for indemnification under Section 7(b), (ii) such indemnified party shall have been advised by its counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party within a reasonable period of time after notice of the commencement of the action or the indemnifying party does not diligently defend the action after assumption of the defense, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of (or, in the case of a failure to diligently defend the action after assumption of the defense, to continue to defend) such action on behalf of such indemnified party and the indemnifying party shall be responsible for legal or other expenses subsequently incurred by such indemnified party in connection with the defense of such action; provided, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties (in addition to any local counsel), which firm shall be designated in writing by LCM if the indemnified parties under this Section 7 consist of any Underwriter Indemnified Party or by the Company if the indemnified parties under this Section 7 consist of any Company Indemnified Parties. Subject to this Section 7(c), the amount payable by an indemnifying party under Section 7 shall include, but not be limited to, (x) reasonable legal fees and expenses of counsel to the indemnified party and any other expenses in investigating, or preparing to defend or defending against, or appearing as a third party witness in respect of, or otherwise incurred in connection with, any action, investigation, proceeding or claim, and (y) all amounts paid in settlement of any of the foregoing. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of judgment with respect to any pending or threatened action or any claim whatsoever, in respect of which indemnification or contribution could be sought under this Section 7 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party in form and substance reasonably satisfactory to such indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. Subject to the provisions of the following sentence, no indemnifying party shall be liable for settlement of any pending or threatened action or any claim whatsoever that is effected without its written consent (which consent shall not be unreasonably withheld or delayed), but if settled with its written consent, if its consent has been unreasonably withheld or delayed or if there be a judgment for the plaintiff in any such matter, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, if at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated herein effected without its written consent if (i) such settlement is entered into more than forty-five (45) days after receipt by such indemnifying party of the request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least thirty (30) days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under Section 7(a) or Section 7(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid, payable or otherwise incurred by such indemnified party as a result of such loss, claim, damage, expense or liability (or any action, investigation or proceeding in respect thereof), as incurred, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other hand from the offering of the Units, or (ii) if the allocation provided by clause (i) of this Section 7(d) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) of this Section 7(d) but also the relative fault of the Company on the one hand and the Underwriter on the other with respect to the statements, omissions, acts or failures to act which resulted in such loss, claim, damage, expense or liability (or any action, investigation or proceeding in respect thereof) as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discount and commission received by the Underwriter in connection with the Offering, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and the Underwriter on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriter on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement, omission, act or failure to act; provided that the parties hereto agree that the written information furnished to the Company by the Underwriter for use in any Preliminary Prospectus, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, consists solely of the Underwriter’s Information as defined in Section 16. The Company and the Underwriter agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage, expense, liability, action, investigation or proceeding referred to above in this Section 7(d) shall be deemed to include, for purposes of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding. Notwithstanding the provisions of this Section 7(d), the Underwriter shall not be required to contribute any amount in excess of the total discount and commission received by the Underwriter in connection with the Offering, less the amount of any damages which the Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement, omission or alleged omission, act or alleged act or failure to act or alleged failure to act. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

8. TERMINATION. The obligations of the Underwriter hereunder may be terminated by the Underwriter, in its absolute discretion by notice given to the Company prior to delivery of and payment for the Units if, prior to that time, any of the events described in Sections 6(m), 6(n) or 6(o) have occurred or if the Underwriter shall decline to purchase the Units for any reason permitted under this Agreement.

9. REIMBURSEMENT OF UNDERWRITER’S EXPENSES. Notwithstanding anything to the contrary in this Agreement, if (a) this Agreement shall have been terminated pursuant to Section 8, (b) the Company shall fail to tender the securities included in the Units for delivery to the Underwriter for any reason not permitted under this Agreement, (c) the Underwriter shall decline to purchase the Units for any reason permitted under this Agreement or (d) the sale of the Units is not consummated because any condition to the obligations of the Underwriter set forth herein is not satisfied or because of the refusal, inability or failure on the part of the Company to perform any agreement herein or to satisfy any condition or to comply with the provisions hereof, then, in addition to the payment of any amounts in accordance with Section 5, the Company shall reimburse the Underwriter for the reasonable fees and expenses of the Underwriter’s counsel and for such other accountable out-of-pocket expenses as shall have been reasonably incurred by them in connection with this Agreement and the proposed purchase of the Units, and upon demand the Company shall pay the full amount thereof to the Underwriter.

10. ABSENCE OF FIDUCIARY RELATIONSHIP. The Company acknowledges and agrees that:

(a) the Underwriter’s responsibility to the Company is solely contractual in nature, the Underwriter has been retained solely to act as Underwriter in connection with the Offering and no fiduciary, advisory or agency relationship between the Company and the Underwriter has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Underwriter or Lazard Frères & Co. LLC has advised or is advising the Company on other matters;

(b) the price of the Units set forth in this Agreement was established by the Company following discussions and arms-length negotiations with the Underwriter, and the Company is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

(c) it has been advised that the Underwriter and Lazard Frères & Co. LLC and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Underwriter has no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and

(d) it waives, to the fullest extent permitted by law, any claims it may have against the Underwriter for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Underwriter shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including shareholders, employees or creditors of the Company.

11. SUCCESSORS; PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Underwriter, the Company, and their respective successors and assigns. This Agreement shall also inure to the benefit of Lazard Frères & Co. LLC, and each of its successors and assigns, which shall be third party beneficiaries hereof. Notwithstanding the foregoing, the determination as to whether any condition in Section 6 hereof shall have been satisfied, and the waiver of any condition in Section 6 hereof, may be made by the Underwriter in its sole discretion. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, other than the persons mentioned in the preceding sentences, any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement shall also be for the benefit of the Underwriter Indemnified Parties and the indemnities of the Underwriter shall be for the benefit of the Company Indemnified Parties. It is understood that the Underwriter’s responsibility to the Company is solely contractual in nature and the Underwriter does not owe the Company, or any other party, any fiduciary duty as a result of this Agreement.

12. SURVIVAL OF INDEMNITIES, REPRESENTATIONS, WARRANTIES, ETC. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company and the Underwriter, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriter, the Company or any person controlling any of them and shall survive delivery of and payment for the Units. Notwithstanding any termination of this Agreement, including without limitation any termination pursuant to Section 8, the indemnity and contribution and reimbursement agreements contained in Sections 7 and 9 and the covenants, representations, warranties set forth in this Agreement shall not terminate and shall remain in full force and effect at all times.

13. NOTICES. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a) if to the Underwriter, shall be delivered or sent by mail, telex, facsimile transmission or email to Lazard Capital Markets LLC, 30 Rockefeller Plaza, New York, New York 10020, Attention: General Counsel, Fax: 212-830-3615; and

(b) if to the Company, shall be delivered or sent by mail, telex, facsimile transmission or email to: XOMA Ltd., 2910 Seventh Street, Berkeley, California 94710, Attention: Christopher J. Margolin, Esq., Fax: (510) 649-7571; with a copy to Cahill

Gordon & Reindel LLP, 80 Pine Street, New York, New York 10005, Attention: Geoffrey E. Liebmann, Esq., Fax: (212) 269-5420.

provided, however, that any notice to the Underwriter pursuant to this Agreement shall be delivered or sent by mail or facsimile transmission to the Underwriter at the address or fax information set forth herein. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof, except that any such statement, request, notice or agreement delivered or sent by email shall take effect at the time of confirmation of receipt thereof by the recipient thereof.

14. DEFINITION OF CERTAIN TERMS. For purposes of this Agreement, (a) “business day” means any day on which the New York Stock Exchange, Inc. is open for trading, (b) “knowledge” means the knowledge of the directors and executive officers of the Company after reasonable inquiry and (c) “subsidiary” has the meaning set forth in Rule 405 of the Rules and Regulations.

15. GOVERNING LAW, AGENT FOR SERVICE AND JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, including without limitation Section 5-1401 of the New York General Obligations Law. No legal proceeding may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company and the Underwriter each hereby consent to the jurisdiction of such courts and personal service with respect thereto. The Company and the Underwriter each hereby waive all right to trial by jury in any legal proceeding (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such legal proceeding brought in any such court shall be conclusive and binding upon the Company and the Underwriter and may be enforced in any other courts in the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

16. UNDERWRITER’S INFORMATION. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the “Underwriter’s Information” consists solely of the following information in the Prospectus: (i) the last paragraph on the front cover page concerning the terms of the offering; and (ii) the statements concerning the Underwriter contained in the first paragraph, concerning the Underwriter and Lazard Frères & Co. LLC in the seventh paragraph and concerning stabilization by the Underwriter in the tenth paragraph, in each case under the heading “Underwriting.”

17. PARTIAL UNENFORCEABILITY. The invalidity or unenforceability of any section, paragraph, clause or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph, clause or provision hereof. If any section, paragraph, clause or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

18. GENERAL. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and the Underwriter.

19. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument and such signatures may be delivered by facsimile.

If the foregoing is in accordance with your understanding of the agreement between the Company and the Underwriter, kindly indicate your acceptance in the space provided for that purpose below.

Very truly yours,

XOMA LTD.

By:	/s/ Christopher J. Margolin
Name:	Christopher J. Margolin
Title:	Vice President, General Counsel and Secretary

Accepted as of the date first above written:

LAZARD CAPITAL MARKETS LLC

By:	/s/ David G. McMillan, Jr.
Name:	David G. McMillan, Jr.
Title:	Managing Director

SCHEDULE A

General Use Free Writing Prospectuses

SCHEDULE B

List of officers and directors subject to Section 4

Steven B. Engle

Patrick J. Scannon, M.D., Ph.D.

William K. Bowes, Jr.

Charles J. Fisher, Jr., M.D.

Peter Barton Hutt

W. Denman Van Ness

John Varian

Patrick J. Zenner

Fred Kurland

Christopher J. Margolin

EXHIBIT A

Form of Warrant

EXHIBIT B

Form of Lock Up Agreement

February 2, 2010

LAZARD CAPITAL MARKETS LLC

30 Rockefeller Plaza

New York, New York 10020

Re:	XOMA Ltd. Offering of Common Shares, par value $.0.0005 and Warrants

Dear Sirs:

In order to induce Lazard Capital Markets LLC (“Lazard”) to enter in to a certain Underwriting Agreement (the “Underwriting Agreement”) with XOMA Ltd., a Bermuda company (the “Company”), with respect to the public offering (the “Offering”) of Units consisting of the Company’s Common Shares, par value $0.0005 per share (the “Common Shares”) and warrants to purchase the Common Shares, the undersigned hereby agrees that for a period (the “Lock-up Period”) of ninety (90) days following the date of the final prospectus filed by the Company with the Securities and Exchange Commission in connection with the Offering (the “Final Prospectus”), the undersigned will not, without the prior written consent of Lazard, directly or indirectly, (i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of (collectively, a “Disposition”), any Common Shares or securities convertible into or exercisable or exchangeable for Common Shares (including, without limitation, Common Shares or any such securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Act of 1933, as the same may be amended or supplemented from time to time (such shares or securities, the “Beneficially Owned Shares”)), (ii) enter into any swap, hedge or other agreement or arrangement that transfers in whole or in part, the economic risk of ownership of any Beneficially Owned Shares or (iii) engage in any short selling of any Beneficially Owned Shares.

If (i) the Company issues an earnings release or material news or a material event relating to the Company occurs during the last seventeen (17) days of the Lock-up Period, or (ii) prior to the expiration of the Lock-up Period, the Company announces that it will release earnings results during the sixteen (16)-day period beginning on the last day of the Lock-up Period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the eighteen (18)-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

Notwithstanding the foregoing, the undersigned may (a) transfer Common Shares by bona fide gift, will or operation of law (such as intestacy), including without limitation transfers by bona fide gift, will or intestacy to family members of the undersigned or to a settlement or trust established under the laws of any country; provided that in the event of any transfer pursuant to clause (a), the transferee shall enter into a lock-up agreement substantially in the form of this Lock Up Agreement covering the remainder of the Lock-up Period, (b) exercise options

(including a cashless exercise) or conversion of convertible securities outstanding as of the date of the Final Prospectus, provided that the shares received upon such conversion or exercise shall be subject to the terms of this Lock Up Agreement, (c) exercise any options that would otherwise expire during the Lock-up Period, (d) make Dispositions in accordance with the terms of any written contract, plan or instructions in effect on the date hereof designed to permit the sale of Common Shares owned by the undersigned in accordance with Rule 10b5-1 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended and (e) beginning forty-five (45) days following the date of the Final Prospectus, make Dispositions of not more than 50,000 Common Shares in the aggregate under this clause (e) held by the undersigned on the date hereof.

In addition, the undersigned hereby waives, from the date hereof until the expiration of the ninetieth (90) day following the date of the Company’s final prospectus, any and all rights, if any, to request or demand registration pursuant to the Securities Act of 1933, as amended, of any Common Shares or securities convertible into or exercisable or exchangeable for Common Shares that are registered in the name of the undersigned or that are Beneficially Owned Shares. In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop transfer orders with the transfer agent of the Common Shares with respect to any Common Shares, securities convertible into or exercisable or exchangeable for Common Shares or Beneficially Owned Shares.

If (i) prior to the execution of the Underwriting Agreement, the Company notifies you in writing that it does not intend to proceed with the Offering or (ii) for any reason the Underwriting Agreement relating to the Offering shall be terminated prior to the time of purchase of Common Shares pursuant thereto, this Lock Up Agreement shall be terminated and the undersigned shall be released from his obligations hereunder.

[Signatory]

By:
Name:
Title: